UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2020

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36401	39-1975614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 West 9000 South, Suite A West Jordan, Utah	84088
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 566-6681

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ◻

Item 4.01  Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accountant

Sportsman’s Warehouse Holdings, Inc. (the “Company”) has dismissed KPMG LLP (“KPMG”), an independent registered public accounting firm, as its principal accountant. The decision to dismiss KPMG was effective on July 6, 2020, after being approved by the Company’s audit committee (the “Audit Committee”).

KPMG’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended February 1, 2020 and February 2, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except KPMG’s report on the consolidated financial statements of the Company as of and for the fiscal years ended February 1, 2020 and February 2, 2019, contained a separate paragraph stating that, "As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for leases as of February 3, 2019 due to the adoption of Financial Accounting Standards Board (FASB) Accounting Standards Update No. 2016-02 – Leases (Topic 842), and related amendments.”

The audit report of KPMG on the effectiveness of internal control over financial reporting as of February 1, 2020 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG's report indicates that the Company did not maintain effective internal control over financial reporting as of February 1, 2020 because of the effect of a material weakness on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states, “There were ineffective information technology general controls (ITGCs) in the areas of user access and change management over certain information technology (IT) systems that support the Company’s financial reporting processes. Business process controls (automated and manual) that are dependent on the affected ITGCs were also deemed ineffective because they could be adversely impacted. These control deficiencies were a result of: insufficient control documentation of key IT processes; insufficient number and training of IT resources; and inadequate risk-assessment processes to identify and assess changes in the IT environment that could impact internal controls over financial reporting.” Additionally, the audit report of KPMG on the effectiveness of internal control over financial reporting as of February 1, 2020 contained a separate paragraph stating that, “The Company acquired eight Field & Stream stores during 2019, and management excluded from its assessment of the effectiveness of the Company’s internal control over financial reporting as of February 1, 2020, the eight Field and Stream location’s internal control over financial reporting associated with 9.7% of total assets and 2.7% of total revenues included in the consolidated financial statements of the Company as of and for the year ended February 1, 2020. Our audit of internal control over financial reporting of the Company also excluded an evaluation of the internal control over financial reporting of the eight Field & Stream stores.”

During the Company’s fiscal years ended February 1, 2020 and February 2, 2019, and the subsequent interim period through July 6, 2020, there were: (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years or any subsequent interim period through the date of dismissal, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that during the preparation of the Company’s consolidated financial statements for the year ended February 1, 2020, the Company identified a material weakness in internal control over financial reporting related to ineffective information technology general controls in the areas of user access and change management over certain information technology systems that support the Company’s financial reporting processes.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of this Current Report on Form 8-K and requested that, KPMG provide the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of KPMG’s letter dated July 10, 2020.

(b) Newly Appointed Independent Registered Public Accountant

On July 6, 2020, the Audit Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”), an independent registered public accounting firm, as its principal accountant to perform independent audit services effective immediately. During the Company’s fiscal years ended February 1, 2020 and February 2, 2019, and the interim period from February 1, 2020 through and including July 7, 2020, the date of Grant Thornton’s engagement, neither the Company, nor anyone acting on its behalf, consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and neither a written report nor oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or (iii) any “reportable event” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

Exhibit No.Description

16.1  Letter from KPMG LLP, dated July 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:	/s/ Robert K. Julian
Name:	Robert K. Julian
Title:	Secretary and Chief Financial Officer

Date: July 10, 2020